10f-3 Transaction Report

Public offering for which affiliate is a member of underwriting or selling syndicate

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      Trade                                                   144A                       Par/           Issuer
      Date           CUSIP             Issuer                Security      Price         Shares           Size           Percentage
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02/28/03      165167BB2      Chesapeake Energy Corp.          Yes            99.102        150,000      300,000,000       0.050%

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03/11/03      615801AA5      Moore North America Finance      Yes            99.299        300,000      403,000,000       0.074%

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04/03/03      92852EAA3      Vivendi Universal                Yes            100.00        100,000      935,000,000       0.011%

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04/29/03      69073TAG8      Owens-Brockway Glass             Yes            100.00         60,000      450,000,000       0.013%

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04/29/03      69073TAF0      Owens-Brockway Glass             Yes            100.00         60,000      450,000,000       0.013%

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06/19/03      03939RAA8      Arch Western Finance             Yes            100.00        175,000      700,000,000       0.025%

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07/21/03      960413AB8      Westlake Chemical Corp.          Yes            100.00        150,000      380,000,000       0.039%

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08/15/03      252126AB3      Dex Media West Sr Sub            Yes            100.00        200,000      780,000,000       0.026%

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10/29/03      629855AA5      NALCO Co Sr Sub                  Yes            100.00        275,000      465,000,000       0.059%

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Broker                                     Participating Underwriters                             Selling Concession
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Salomon Smith Barney                 Bear Stearns & Co.                                          Underwriting spread of SPR
                                     Credit Suisse First Boston                                       @ ISS 387.0 vs.
                                     Credit Lyonnais Securities                                        T 3-7/8 02/13
                                     BNP Paribas
                                     Lehman Brothers
                                     Morgan Stanley
                                     TD Securities

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Salomon Smith Barney                 Deutsche Bank Securities                                    Underwriting spread of SPR
                                     Morgan Stanley                                                   @ ISS 471.0 vs.
                                     Credit Lyonnais Securities                                         T 4 02/15/11
                                     BNP Paribas
                                     Banc One Capital Markets
                                     CIBC World Markets
                                     Fleet Securities
                                     Scotia Capital

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Goldman Sachs                        BNP Paribas                                                 Underwriting spread of SPR
                                     Credit Agricole Indosuez                                         @ ISS 533.0 vs.
                                     Credit Lyonnais Securities                                        T 3-7/8 02/13
                                     Natexis Banques Populaires
                                     Societe Generale

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Bank of America                      Deutsche Bank                                               Underwriting spread of SPR
                                     Banc One Capital Markets                                         @ ISS 432.0 vs.
                                     Citigroup                                                         T 3-7/8 02/13
                                     Bank of America
                                     BNP Paribas
                                     Fleet Securities
                                     Goldman Sachs
                                     Scotia Capital
                                     Credit Lyonnais Securities

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Bank of America                      Deutsche Bank                                                    Gross Fee of 2%
                                     Banc Austria Credit
                                     Citigroup
                                     Bank of America
                                     BNP Paribas
                                     Fleet Securities
                                     Goldman Sachs
                                     Scotia Capital
                                     Credit Lyonnais Securities

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Citigroup                            Citigroup                                                   Underwriting spread of SPR
                                     JP Morgan Securities                                             @ ISS 341.0 vs.
                                     Morgan Stanley                                                    T 3-5/8 05/13
                                     Bank of New York
                                     BNP Paribas
                                     Credit Lyonnais Securities
                                     Credit Suisse First Boston
                                     Merrill Lynch & Co.
                                     PNC Capital Markets
                                     US Bank

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Credit Suisse First Boston           Bank of America                                             Underwriting spread of SPR
                                     Credit Suisse First Boston                                       @ ISS 492.0 vs.
                                     Deutsche Bank Securities                                           T 5 08/15/11
                                     JP Morgan Securities
                                     CIBC World Markets
                                     Citigroup
                                     Credit Lyonnais Securities
                                     Scotia Capital

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JP Morgan Chase Bank                 Bank of America                                             Underwriting spread of SPR
                                     Deutsche Bank Securities                                         @ ISS 537.0 vs.
                                     JP Morgan Securities                                              T 4-1/4 08/13
                                     Lehman Brothers
                                     Wachovia Securities

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Citigroup Global Markets             Banc of America                                             Underwriting spread of SPR
                                     Citigroup                                                        @ ISS 464.0 vs.
                                     Deutsche Bank Securities                                         T 4-1/4 08/15/13
                                     JP Morgan Securities
                                     Goldman Sachs & Co.
                                     UBS
                                     Banc One Capital Markets
                                     Credit Lyonnais
                                     Royal Bank of Scotland

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